DISTRIBUTION RIGHTS	12 Months Ended
Dec. 31, 2013
DISTRIBUTION RIGHTS
DISTRIBUTION RIGHTS

6. DISTRIBUTION RIGHTS

	2012	2013
Released:
Beginning balance as of January 1	291,043	487,357
Additions	2,985,347	17,957,199
Amortization	(2,792,844)	(15,289,287)
Impairment losses	—	(1,019,261)
Exchange differences	3,811	107,561

Ending balance as December 31	487,357	2,243,569
In production and not released	10,919,335	4,310,488

Total	11,406,692	6,554,057

        In the year 2013, based on the economic performance and public acceptance of the films, the management revaluated the estimate of the ultimate overseas revenue expected to be realized from films and TV series, and determined no changes to the amortization for the year ended December 31, 2013. The portion of the costs of the completed films that are expected to be amortized during the twelve months after December 31, 2013 is $1,111,354, and the Group expects to amortize 100% of such costs within three years from December 31, 2013.

        The Group evaluates its distribution rights on a title-by-title basis to determine whether the unamortized capitalized costs of any titles have a fair value that is less than its carrying value at least annually or whenever events or changes in circumstances indicate that the carrying amount of the distribution rights may be impaired. The Group had no impairment loss recorded on the distribution rights in 2011 and 2012. In 2013, the Group determined the unamortized distribution rights were impaired by $1,019,261, including $981,513 of the full impairment on the unamortized distribution rights of two films, for which no amortization expenses were recorded since no revenue had been generated by the end of 2013. Key assumptions used in the fair value measurement were discount rates 15% and estimated remaining cash flows over a period of 10 years from a title's initial release. A change in the discount rate of 1.0% would change the impairment loss measurement by $878 in 2013.